UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K/A

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 9, 2021

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

ALPINE 4 TECHNOLOGIES LTD.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01Entry into a Material Definitive Agreement.

Item 2.01Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

Business Holding Company Acquisition

On December 9, 2021, Alpine 4 Holdings, Inc., a Delaware corporation (the “Parent”), and A4 Technologies, Inc., a Delaware corporation (the “Buyer”) and wholly owned subsidiary of the Parent, entered into a Membership Interest Purchase Agreement (the “MIPA”) with DTI Services Limited Liability Company (doing business as RCA Commercial Electronics), an Indiana limited liability company (“DTI”), Direct Tech Sales LLC, (also having an assumed business name of RCA Commercial Electronics), an Indiana limited liability company (“Direct Tech”), PMI Group, LLC, an Indiana limited liability company (“PMI”), Continu.Us, LLC, an Indiana limited liability company (“Continu.Us”), Solas Ray, LLC, an Indiana limited liability company (“Solas”), Kirby Goedde, an individual (“Goedde”), and Andrew Spence, an individual (“Spence” and with Goedde, each a “Seller” and collectively, the “Sellers”).  DTI, Direct Tech, PMI, Continu.Us, and Solas are each a “Company” and collectively, the “Companies,” and also referred to in the MIPA collectively as “RCA.”  Pursuant to the MIPA, the Buyer acquired all of the outstanding membership interests of the Companies from the Sellers, which is referred to herein as the “Transaction.” The parties to the MIPA agreed that the closing of the Transaction would take place when all of the conditions set forth in the MIPA were met or waived by the applicable parties, and such date would be referred to as the “Closing Date.”  The Closing Date of the Transaction occurred on Monday, December 13, 2021.

The Company filed a Current Report on Form 8-K on December 15, 2021, to disclose the Transaction. This Amended Current Report on form 8-K/A is filed to provide the required financial statements and financial information.

Item 9.01 Financial Statement and Exhibits.

(a)Financial Statements of businesses or funds acquired.

(b)Pro Forma Financial Information

(d) Exhibits

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of DTI Services Limited Liability Company and Affiliates as of September 30, 2021, and December 31, 2020
99.2	Alpine 4 Holdings, Inc., and DTI Services Limited Liability Company Unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: February 22, 2022